UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 21, 2016

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as an exhibit hereto are a press release and financial tables dated April 21, 2016 issued by Verizon Communications Inc. (Verizon).

NON-GAAP MEASURES

Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Verizon’s GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Consolidated Operating Revenues Excluding AOL

Verizon consolidated operating revenues excluding AOL is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating our operating results and understanding operating trends. Consolidated operating revenues excluding AOL exclude the operating revenues associated with AOL Inc., which was acquired by Verizon on June 23, 2015.

EBITDA and EBITDA Margin

Verizon consolidated earnings before interest, taxes, depreciation and amortization (Consolidated EBITDA), consolidated EBITDA margin, Wireless Segment EBITDA (Wireless EBITDA), Wireless Segment EBITDA margin (Wireless EBITDA margin), Wireline Segment EBITDA (Wireline EBITDA) and Wireline Segment EBITDA margin (Wireline EBITDA margin) are non-GAAP financial measures and management believes these measures are useful to investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude depreciation and amortization expense related primarily to capital expenditures and acquisitions that occurred in prior years, as well as in evaluating operating performance in relation to Verizon’s competitors.

Verizon consolidated adjusted EBITDA (Consolidated Adjusted EBITDA) is a non-GAAP financial measure and does not purport to be an alternative to GAAP as a measure of operating performance. Management believes this measure provides relevant and useful information to investors and other users of our financial information in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

Consolidated EBITDA is calculated by adding back interest, taxes, depreciation and amortization expense, equity in losses of unconsolidated businesses and other income, net to net income. Consolidated EBITDA margin is calculated by dividing Consolidated EBITDA by consolidated operating revenues.

Consolidated Adjusted EBITDA is calculated by excluding the effect of non-operational items from the calculation of Consolidated EBITDA.

Wireless EBITDA is calculated by adding back depreciation and amortization expense to Wireless segment operating income. Wireless EBITDA margin is calculated by dividing Wireless EBITDA by Wireless total operating revenues.

Wireline EBITDA is calculated by adding back depreciation and amortization expense to Wireline segment operating income, and Wireline EBITDA margin is calculated by dividing Wireline EBITDA by Wireline total operating revenues.

Recast Wireline Total Operating Revenues

Recast Wireline total operating revenues is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information by providing comparable historical information for the Wireline segment by removing the operating revenues generated by the businesses that will no longer be a component of Wireline in future periods. Recast Wireline total operating revenues is calculated by excluding operating revenues generated by the local exchange business and related landline activities in California, Florida and Texas that were sold to Frontier Communications on April 1, 2016 (the “Excluded Businesses”) from total operating revenues reported by the Wireline segment.

Recast Wireline Segment EBITDA and Recast Wireline Segment EBITDA Margin

Recast Wireline Segment EBITDA is calculated by excluding the Excluded Businesses from Segment EBITDA for the Wireline segment. Recast Wireline Segment EBITDA margin is calculated by dividing Recast Wireline Segment EBITDA by Recast Wireline total operating revenues. Management believes these measures are useful to investors and other users of our financial information by providing comparable historical information for the Wireline segment by removing the results of businesses that will no longer be a component of Wireline in future periods.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating cash available to pay debt and dividends. Free cash flow is calculated by subtracting capital expenditures from net cash provided by operating activities.

Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio

Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio are non-GAAP financial measures that management believes are useful to investors and other users of our financial information in evaluating Verizon’s leverage. Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. For purposes of Net Debt to Consolidated Adjusted EBITDA Ratio, Consolidated Adjusted EBITDA is calculated for the last twelve months. Management believes this presentation assists investors and other users of our financial information in understanding trends that may be indicative of future operating results given the non-operational nature of the items excluded from the calculation.

Adjusted Earnings per Common Share (Adjusted EPS)

Adjusted Earnings per Common Share (Adjusted EPS) is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating our operating results and understanding our operating trends. Adjusted EPS is calculated by excluding the effect of non-operational items from the calculation of reported EPS.

Consolidated Adjusted EBITDA and Adjusted EPS include pension expenses calculated based on the prior year-end discount rate and expected return on plan assets used during the first three quarters of the year, as opposed to the actual discount rate and return on plan assets, which are not available until December 31 or upon a remeasurement event. Management believes that excluding actuarial gains or losses as a result of a remeasurement provides investors and other users of our financial information with more meaningful sequential and year-over-year quarterly comparisons and is consistent with management’s evaluation of business performance.

See the accompanying schedules for reconciliations of non-GAAP financial measures to GAAP.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated April 21, 2016, issued by Verizon Communications Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: April 21, 2016	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated April 21, 2016, issued by Verizon Communications Inc.